UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PEAK RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following disclosures were included in a Current Report on Form 8-K filed by Peak Resorts, Inc. concurrently herewith:

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K filed on July 22, 2019 by Peak Resorts, Inc., a Missouri corporation (the “Company”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vail Holdings, Inc., a Colorado corporation (“Parent”), VRAD Holdings, Inc., a Missouri corporation and direct, wholly-owned subsidiary of Parent, and, solely for the purposes stated in Section 9.14 of the Merger Agreement, Vail Resorts, Inc., a Delaware corporation (“Vail Resorts”), relating to the proposed acquisition of the Company by Parent, subject to the terms and conditions set forth in the Merger Agreement.

On August 28, 2019, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired with respect to the proposed acquisition of the Company by Parent. Expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the acquisition set forth in the Merger Agreement.

The acquisition remains subject to certain other closing conditions, including the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s common stock and Series A preferred stock entitled to vote at the special meeting of the Company’s shareholders to be held on September 20, 2019, voting together as a single class on an as-converted basis. The acquisition is expected to be completed in fall 2019.

Additional Information and Where to Find It

In connection with the proposed merger, the Company filed a definitive proxy statement, including a form of proxy, with the Securities and Exchange Commission (the “SEC”) on August 20, 2019 and will file or furnish other relevant materials with the SEC. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE PROXY STATEMENT OR ANY OTHER DOCUMENT THAT MAY BE FILED BY THE COMPANY WITH THE SEC.

Investors and shareholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at www.peakresorts.com or by directing a request by mail or telephone to: Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, Missouri 63025, Attention: Corporate Secretary, (636) 938-7474.

Participants in the Solicitation

The Company, Vail Resorts and certain of their respective directors, executive officers, certain other members of management and employees of the Company and Vail Resorts and agents retained by the Company may be deemed to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information about directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K/A, as filed with the SEC on August 27, 2019. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed merger due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation is included in the proxy statement with respect to the merger the Company filed with the SEC and furnished to the Company’s shareholders.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and related transactions and all other statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain Company shareholder approval or the failure to satisfy the closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger, (4) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (5) the merger may involve unexpected costs, liabilities or delays, (6) the Company’s business may suffer as a result of the uncertainty surrounding the merger, including the timing of the consummation of the merger, (7) the outcome of any legal proceeding relating to the merger, (8) the Company may be adversely affected by other economic, business and/or competitive factors, and (9) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all, which may adversely affect the Company’s business and the price of its common stock.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2019, filed with the SEC on June 28, 2019, as updated by the Company’s subsequent filings with the SEC. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.